Series Number: 1
For period ending 6/30/13

48)	Investor, A, C & R
First $1 billion 0.811%
Next $5 billion 0.751%
Next $15 billion 0.707%
Next $25 billion 0.660%
Next $50 billion 0.633%
Next $150 billion 0.630%
Over $246 billion 0.629%

Institutional
First $1 billion 0.611%
Next $5 billion 0.551%
Next $15 billion 0.507%
Next $25 billion 0.460%
Next $50 billion 0.433%
Next $150 billion 0.430%
Over $246 billion 0.429%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           9,168
                      Institutional Class                                                      254
           2. Dividends for a second class of open-end company shares
                                A Class                                                      165
C Class                                           5
                                R Class                                           18

73A)           1. Dividends from net investment income
                                Investor Class                                                      $0.2038
                                 Institutional Class                                           $0.2390
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.1597
C Class                                            $0.0277
R Class                                           $0.1157

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      43,195
                      Institutional Class                                                      1,434
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           1,099
                                C Class                                            223
R Class                                            268

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $9.72
                      Institutional Class                                           $9.75
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $9.61
                                C Class                                            $9.42
R Class                                            $9.59

Series Number: 2
For period ending 6/30/13

48)	Investor, A,C & R
First $1 billion 0.811%
Next $5 billion 0.751%
Next $15 billion 0.707%
Next $25 billion 0.660%
Next $50 billion 0.633%
Next $150 billion 0.630%
Over $246 billion 0.629%

Institutional
First $1 billion 0.611%
Next $5 billion 0.551%
Next $15 billion 0.507%
Next $25 billion 0.460%
Next $50 billion 0.433%
Next $150 billion 0.430%
Over $246 billion 0.429%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           30,298
                                Institutional Class                                                      2,074
           2. Dividends for a second class of open-end company shares
                                A Class                                           3,501
C Class                                           19
                      R Class                                           27

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.6551
                                 Institutional Class                                           $0.7128
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.5830
C Class                                            $0.3668
R Class                                           $0.5108

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      44,897
                      Institutional Class                                                      2,156
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           6,055
                                C Class                                            62
R Class                                            65

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $31.58
                      Institutional Class                                           $31.61
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $31.55
                                C Class                                            $31.50
R Class                                            $31.57

Series Number: 3
For period ending 6/30/13

48)	Investor, A, C & R
First $1 billion 0.811%
Next $5 billion 0.751%
Next $15 billion 0.707%
Next $25 billion 0.660%
Next $50 billion 0.633%
Next $150 billion 0.630%
Over $246 billion 0.629%

Institutional
First $1 billion 0.611%
Next $5 billion 0.551%
Next $15 billion 0.507%
Next $25 billion 0.460%
Next $50 billion 0.433%
Next $150 billion 0.430%
Over $246 billion 0.429%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           33,049
                                Institutional Class                                           6,069
                      2. Dividends for a second class of open-end company shares
                      A Class                                                      3,263
C Class                                           61
                                R Class                                                      107
73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.4561
                                 Institutional Class                                           $0.5073
2. Dividends for a second class of open-end company shares
                                A Class                                           $0.3919
C Class                                            $0.1997
R Class                                           $0.3278

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      74,996
                      Institutional Class                                                      10,928
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           8,660
                                C Class                                            328
R Class                                            346

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $27.74
                      Institutional Class                                           $27.75
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $27.72
                                C Class                                            $27.54
R Class                                            $27.73

Series Number: 6
For period ending 6/30/13

48)	Investor, A, C & R
First $1 billion 1.011%
Next $5 billion 0.951%
Next $15 billion 0.907%
Next $25 billion 0.860%
Next $50 billion 0.833%
Next $150 billion 0.830%
Over $246 billion 0.829%

Institutional
First $1 billion 0.811%
Next $5 billion 0.751%
Next $15 billion 0.707%
Next $25 billion 0.660%
Next $50 billion 0.633%
Next $150 billion 0.630%
Over $246 billion 0.629%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           1,851
                                Institutional Class                                           338
           2. Dividends for a second class of open-end company shares
                      A Class                                           179
C Class                                           -
                                R Class                                                      5

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0824
                                 Institutional Class                                           $0.0963
2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0649
C Class                                            $0.0289
R Class                                           $0.0474

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      22,813
                      Institutional Class                                                      3,545
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           2,645
                                C Class                                            30
R Class                                            135

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $10.36
                      Institutional Class                                           $10.41
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $10.15
                                C Class                                            $10.12
R Class                                            $10.05

Series Number: 7
For period ending 6/30/13

48)	Investor, A, C & R
First $1 billion 1.161%
Next $5 billion 1.101%
Next $15 billion 1.057%
Next $25 billion 1.010%
Next $50 billion 0.983%
Next $150 billion 0.980%
Over $246 billion 0.979%

Institutional
First $1 billion 0.961%
Next $5 billion 0.901%
Next $15 billion 0.857%
Next $25 billion 0.810%
Next $50 billion 0.783%
Next $150 billion 0.780%
Over $246 billion 0.779%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           916
                                Institutional Class                                           55
           2.  Dividends for a second class of open-end company shares
                                A Class                                           270
C Class                                                      -
R Class                                           16

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.1724
                                 Institutional Class                                           $0.2142
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.1200
C Class                                                      -
R Class                                            $0.0678

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      7,026
                      Institutional Class                                                      649
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           3,343
                                C Class                                            633
R Class                                            349

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $15.56
                      Institutional Class                                           $15.60
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $15.52
                                C Class                                            $15.14
R Class                                            $15.39

Series Number: 8
For period ending 6/30/13

48)	Investor, A, C & R
First $1 billion 1.521%
Next $5 billion 1.461%
Next $15 billion 1.417%
Next $25 billion 1.370%
Next $50 billion 1.343%
Next $150 billion 1.340%
Over $246 billion 1.339%

Institutional
First $1 billion 1.321%
Next $5 billion 1.261%
Next $15 billion 1.217%
Next $25 billion 1.170%
Next $50 billion 1.143%
Next $150 billion 1.140%
Over $246 billion 1.139%

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      1,662
                      Institutional Class                                                      411
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           1,652
                                C Class                                            433
                      R Class                                            154

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $10.78
                      Institutional Class                                           $10.92
2.Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $10.62
                                C Class                                            $10.10
R Class                                            $10.45

Series Number: 11
For period ending 6/30/13

48)	Investor, A, C & R
First $1 billion 1.291%
Next $5 billion 1.231%
Next $15 billion 1.187%
Next $25 billion 1.140%
Next $50 billion 1.113%
Next $150 billion 1.110%
Over $246 billion 1.109%

Institutional
First $1 billion 1.091%
Next $5 billion 1.031%
Next $15 billion 0.987%
Next $25 billion 0.940%
Next $50 billion 0.913%
Next $150 billion 0.910%
Over $246 billion 0.909%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           67
                                Institutional Class                                                      16
                      2.  Dividends for a second class of open-end company shares
                                A Class                                           65
C Class                                           18
                                R Class                                           25

73A)           1. Dividends from net investment income
                                Investor Class                                                      $0.2444
                                 Institutional Class                                           $0.2588
           2. Dividends for a second class of open-end company shares
                      A Class                                           $0.2265
C Class                                            $0.1728
R Class                                           $0.2086

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      416
                      Institutional Class                                                      65
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           279
                                C Class                                            126
R Class                                            124

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $7.77
                      Institutional Class                                           $7.78
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $7.76
                                C Class                                            $7.72
R Class                                            $7.74

Series Number: 14
For period ending 6/30/13

48)	Investor, A, C & R
First $1 billion 1.184%
Next $1 billion 1.132%
Next $3 billion 1.102%
Next $5 billion 1.082%
Next $15 billion 1.069%
Next $25 billion 1.067%
Over $50 billion 1.066%

Institutional
First $1 billion 0.984%
Next $1 billion 0.932%
Next $3 billion 0.902%
Next $5 billion 0.882%
Next $15 billion 0.869%
Next $25 billion 0.867%
Over $50 billion 0.866%

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      4,610
                      Institutional Class                                                      301
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           2,341
                                C Class                                            1,132
                      R Class                                            14

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $9.92
                      Institutional Class                                           $9.94
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $9.87
                                C Class                                            $9.74
R Class                                            $9.83

Series Number: 15
For period ending 6/30/13

48)	Investor, A, C & R
First $1 billion 1.441%
Next $5 billion 1.381%
Next $15 billion 1.337%
Next $25 billion 1.290%
Next $50 billion 1.263%
Next $150 billion 1.260%
Over $246 billion 1.259%

Institutional
First $1 billion 1.241%
Next $5 billion 1.181%
Next $15 billion 1.137%
Next $25 billion 1.090%
Next $50 billion 1.063%
Next $150 billion 1.060%
Over $246 billion 1.059%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           1,217
Institutional Class                                                      53
2. Dividends for a second class of open-end company shares
                                A Class                                                      3
C Class                                           -
R Class                                           1

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.1413
                                 Institutional Class                                           $0.1754
                      2. Dividends for a second class of open-end company shares
                      A Class                                           $0.0987
C Class                                           -
R Class                                           $0.0560

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      8,913
                      Institutional Class                                                      345
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           40
                                C Class                                            35
R Class                                            11

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $12.84
                      Institutional Class                                           $12.84
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $12.84
                                C Class                                            $12.78
R Class                                            $12.83

Series Number: 17
For period ending 6/30/13

48)	Investor, A, C & R
First $1 billion 1.591%
Next $5 billion 1.531%
Next $15 billion 1.487%
Next $25 billion 1.440%
Next $50 billion 1.413%
Next $150 billion 1.410%
Over $246 billion 1.409%

Institutional
First $1 billion 1.391%
Next $5 billion 1.331%
Next $15 billion 1.287%
Next $25 billion 1.240%
Next $50 billion 1.213%
Next $150 billion 1.210%
Over $246 billion 1.209%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           14
Institutional Class                                           3
2. Dividends for a second class of open-end company shares
                                A Class                                                      2
C Class                                           -
R Class                                           -

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0644
                      Institutional Class                                           $0.0868
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0364
C Class                                           -
R Class                                            $0.0084

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      680
                      Institutional Class                                                      30
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           52
                      C Class                                            38
R Class                                            30

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $12.65
                      Institutional Class                                           $12.66
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $12.63
                                C Class                                            $12.53
R Class                                            $12.62